UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Gardiner Healthcare Acquisitions Corp.
(Name of Registrant as Specified In Its Charter)
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Gardiner Healthcare Acquisitions Corp.
3107 Warrington Road
Shaker Heights, OH 44120

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE [•], 2023
To the Stockholders of Gardiner Healthcare Acquisitions Corp.:
You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Gardiner Healthcare Acquisitions Corp. (“Gardiner Healthcare,” the “Company,” “we,” “us” or “our”) to be held on June [•], 2023 at [•] [a.m./p.m,], Eastern time, via live webcast at [•], or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company, to consider and vote upon the following proposals:
•
Proposal No. 1 - The Charter Amendment Proposal – a proposal to amend (the “Charter Amendment”) Gardiner Healthcare’s amended and restated certificate of incorporation, as amended (the “charter”) to allow us to extend (an “extension”) the date by which we have to consummate a business combination (the “Combination Period”) for an additional one month, from June 27, 2023 to July 27, 2023, by depositing into the trust account (the “trust account”) One Hundred Thousand dollars ($100,000) (the “Extension Payment”) for the one-month extension, and thereafter to extend the Combination Period up to five (5) times by an additional one month each time (or up to December 27, 2023) by depositing into the trust account One Hundred Thousand dollars ($100,000) for each additional one month extension; and

•
Proposal No. 2 - The Trust Amendment Proposal – a proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated December 21, 2021, by and between Continental Stock Transfer & Trust Company and Gardiner Healthcare, as amended (the “Trust Agreement”), allowing us to extend the Combination Period for an additional one (1) month, from June 27, 2023 to July 27, 2023 (the, by depositing into the trust account the Extension Payment for the one-month extension, and thereafter to extend the Combination Period up to five (5) times by an additional one month each time (or up to December 27, 2023) by depositing into the trust account One Hundred Thousand dollars ($100,000) for each additional one month extension.

•
Proposal No. 3 - The Adjournment Proposal – a proposal to direct the chairperson of the special meeting to adjourn the special meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other and are collectively referred to herein as the “Extension Proposals”. Each of the proposals is more fully described in the accompanying proxy statement.
Our charter provides that we have until up to June 27, 2023 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”), if we extend the Combination Period on a monthly basis, by depositing into the trust account One Hundred Thousand dollars ($100,000) for each monthly extension. As of date of filing of this proxy statement, we have extended the Combination Period until [May 27], 2023. Our Trust Agreement also provides that we have the right to extend the period of time to consummate a Business Combination by an additional one month each time (up to June 23, 2023) by depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, an amount of $100,000 for each such one-month extension.. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will have the right to extend the Combination Period for an additional one (1) month, from June 27, 2023 to July 27, 2023, by depositing into the trust account the Extension Payment for the 1-month extension, and thereafter to extend the Combination Period up to five (5) times by an additional one month each time (or up to December 27, 2023) by depositing into the trust account One Hundred Thousand dollars ($100,000) for each additional one month extension. The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before June 27, 2023, to complete a Business Combination and desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. The purpose of the Extension Proposals is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the extension.
Holders (“public stockholders”) of shares of our common stock (“public shares”) sold in our initial public offering (“IPO”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal, and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a Business Combination.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
We estimate that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $[•] at the time of the special meeting. The closing price of our common stock on May 17, 2023, was $10.53. We cannot assure our stockholders that they will be able to sell their shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.
If the Extension Proposals are not approved by June 27, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.
Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock and approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

The Board has fixed the close of business on [•], 2023 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are fair to and in the best interests of the Company and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.
Under Delaware law and our bylaws, no other business may be transacted at the special meeting.
Enclosed is the proxy statement containing detailed information concerning each of the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.
We look forward to seeing you at the meeting.
Dated: [•], 2023
By Order of the Board of Directors,

Marc F. Pelletier
Chairman of the Board of Directors
Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June [•], 2023: This notice of meeting, accompanying proxy statement and our 2022 annual report on Form 10-K are available at www.proxyvote.com.

GARDINER HEALTHCARE ACQUISITIONS CORP.
3107 Warrington Road
Shaker Heights, OH 44120

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE [•], 2023

PROXY STATEMENT
The special meeting of stockholders (the “special meeting”) of Gardiner Healthcare Acquisitions Corp. (“Gardiner Healthcare,” the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on June [•], 2023 at [•] [a.m./p.m.], Eastern time, a via live webcast at [•], or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company, to consider and vote upon the following proposals:
•
Proposal No. 1 - The Charter Amendment Proposal – a proposal to amend (the “Charter Amendment”) Gardiner Healthcare’s amended and restated certificate of incorporation, as amended (the “charter”) to allow us to extend (an “extension”) the date by which we have to consummate a business combination (the “Combination Period”) for an additional one month, from June 27, 2023 to July 27, 2023, by depositing into the trust account (the “trust account”) One Hundred Thousand dollars ($100,000) (the “Extension Payment”) for the one-month extension, and thereafter to extend the Combination Period up to five (5) times by an additional one month each time (or up to December 27, 2023) by depositing into the trust account One Hundred Thousand dollars ($100,000) for each additional one month extension; and

•
Proposal No. 2 - The Trust Amendment Proposal – a proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated December 21, 2021, by and between Continental Stock Transfer & Trust Company and Gardiner Healthcare, as amended (the “Trust Agreement”), allowing us to extend the Combination Period for an additional one (1) month, from June 27, 2023 to July 27, 2023 (the “Trust Amendment”), by depositing into the trust account the Extension Payment for the one-month extension, and thereafter to extend the Combination Period up to five (5) times by an additional 1 month each time (or up to December 27, 2023) by depositing into the trust account One Hundred Thousand ($100,000) for each additional one month extension.

•
Proposal No. 3 - The Adjournment Proposal – a proposal to direct the chairperson of the special meeting to adjourn the special meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other and are collectively referred to herein as the “Extension Proposals”. The charter provides that we have until up to June 27, 2023 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”), if we extend the Combination Period on a monthly basis, by depositing into the trust account One Hundred Thousand dollars ($100,000) for each monthly extension. As of date of filing of this proxy statement, we have extended the Combination Period until [May 27], 2023. Our Trust Agreement also provides that we have the right to extend the period of time to consummate a Business Combination on a monthly basis (until June 27, 2023) by depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, an amount of $100,000 for each such one-month extension. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will have the right to extend the Combination Period for an additional one (1) month, from June 27, 2023 to July 27, 2023, by depositing into the trust account the Extension Payment for the 1-month extension, and thereafter to extend the Combination Period up to five (5) times by an additional one month each time (or up to December 27, 2023) by depositing into the trust account $100,000 for each additional one month extension.
The board of directors of the Company (the “Board”) currently believes that there will not be sufficient time before June 27, 2023, to complete a Business Combination and desires to have the flexibility to extend the

Company’s time to complete a Business Combination on terms other than those set forth in its charter. The purpose of the Extension Proposals is to provide the Company more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.
Holders (“public stockholders”) of shares of our common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a Business Combination.
Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock and approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.
The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $20,277,272 held in the trust account as of March 31, 2023. In such event, we may need to obtain additional funds to complete a Business Combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Proposals are not approved by June 27, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
In the IPO, we issued and sold to the public, units consisting of shares of common stock and warrants. We also issued identical warrants in a private placement to Gardiner Healthcare Holdings, LLC, a Delaware limited liability company (“Gardiner Sponsor”), Chardan Gardiner LLC, a Delaware limited liability company and an affiliate of Chardan (“Chardan Gardiner”) , and CCMAUS Pty Ltd., an Australian company (“CCMAUS” and together with Gardiner Sponsor and Chardan Gardiner, the “Co-Sponsors”).
Prior to the IPO, the Co-Sponsors, officers, and directors waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired directly from the Company and warrants issued to the Co-Sponsors. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.
Gardiner Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.10 per share due to reductions in the value of the trust assets, in each case less taxes payable, provided that such liability will not apply to any claims by a third-party who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked Gardiner Sponsor to reserve for such indemnification obligations, nor have we independently verified whether Gardiner Sponsor has sufficient funds to satisfy their indemnity obligations and we believe that Gardiner Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that Gardiner Sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $[•] (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, we cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $[•], plus interest, due to unforeseen claims of potential creditors.
Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
Approval of the Extension Proposals and implementation of the related extension will constitute consent for Gardiner Healthcare to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by us to complete a business combination on or before July 27, 2023 (or up to December 27, 2023, as applicable). Holders of public shares who do not redeem their public shares in relation to the Extension Proposals will retain their redemption rights and their ability to vote on any Business Combination through July 27, 2023 (or up to December 27, 2023, as applicable) if the Extension Proposals are approved.
The record date for the special meeting is [•], 2023. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were [•] outstanding shares of common stock. Our warrants do not have voting rights.
This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.
This proxy statement, including the form of proxy, and our 2022 annual report on Form 10-K are first being mailed to stockholders on or about [•], 2023.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Q.	Why am I receiving this proxy statement?
A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on June [•], 2023 at [•] [a.m./p.m.], Eastern time, a via live webcast at [•], or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Gardiner Healthcare is a blank check company incorporated in Delaware whose business purpose is to enter into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In December 2021, we consummated our IPO. Like most blank check companies, our charter provides for the return of the proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date is currently [May 27], 2023. Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until July 27, 2023 (or up to December 27, 2023, as applicable) in order to allow the Company more time to complete a Business Combination, as the Company will not be able to do so by June 27, 2023 and the Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. Therefore, the Board is submitting proposals 1 and 2 described in this proxy statement for the stockholders to vote upon.

Q.	What is being voted on?
A. You are being asked to vote on:

  • a proposal to amend our charter, allowing us to extend the Combination Period for an additional one (1) month, from June 27, 2023 to July 27, 2023, by depositing into the trust account the Extension Payment for the 1-month extension, and thereafter to extend the Combination Period up to five (5) times by an additional one month each time (or up to December 27, 2023) by depositing into the trust account $100,000 for each additional one month extension; and

  • a proposal to amend the Trust Agreement, allowing us to extend the Combination Period for an additional one (1) month, from June 27, 2023 to July 27, 2023, by depositing into the trust account the Extension Payment for the three-month extension, and thereafter to extend the Combination Period up to five (5) times by an additional one month each time (or up to December 27, 2023) by depositing into the trust account $100,000 for each additional one month extension.

Q.	What is the purpose of the Extension Proposals?
A. The purpose of the Extension Proposals is to provide the Company with sufficient time to complete a Business Combination. The Board believes that it is in the best interests of our stockholders to provide the Company more time to consummate a Business Combination. We intend to hold another stockholders meeting prior to July 27, 2023 (or up to December 27, 2023, as applicable) in order to seek stockholder approval of a Business Combination. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Extension Proposals are approved and implemented, such approval will constitute consent for us to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a Business Combination on or before July 27, 2023 (or up to December 27, 2023, as applicable).

We will not proceed with the extensions relating to the Extension Proposals if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Extension Proposals are approved and the amount remaining in the trust account may be only a fraction of the approximately $20,277,272 (including interest but less the funds used to pay taxes) that was in the trust account as of March 31, 2023, which could impact our ability to consummate a Business Combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved by [June 27], 2023, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and the initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired directly from the Company (but not including shares acquired in the open market) (the “private shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up. To the extent possible, we will pay the costs of liquidation from our remaining assets outside of the trust account.

Q.	Why is the Company proposing the Charter Amendment Proposal, Trust Amendment Proposal, and Adjournment Proposal?
A. Our charter and the Trust Agreement provide for the return of the proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying Business Combination(s) consummated on or before [June 27], 2023. However, our Board currently believes that there will not be sufficient time before June 27, 2023 to complete a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. The Company needs additional time to complete a Business Combination. The purpose of the Extension Proposals is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders. In the event that we enter into a definitive agreement to consummate a Business Combination, we will need additional time to prepare, file with the SEC, and deliver to our stockholders a proxy statement to seek stockholder approval of a Business Combination.

You are not being asked to vote on any Business Combination at this time. If the Extension Proposals are approved and implemented and you do not elect to redeem your public shares in connection with the Elections, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or the Company has not consummated a Business Combination by July 27, 2023 (or up to December 27, 2023, as applicable).

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the extension. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

Q.	Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?
A. Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to allow us to extend the Combination Period for an additional one (1) month, from June 27, 2023 to July 27, 2023, by depositing into the trust account the Extension Payment for the one-month extension, and thereafter to extend the Combination Period up to five (5) times by an additional one month each time (or up to December 27, 2023) by depositing into the trust account $100,00 for each additional one month extension. The Charter Amendment Proposal and the Trust Amendment Proposal would give us the opportunity to complete a Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a Business Combination before the end of the Combination Period(i.e., up to June 27, 2023), we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. Our Board also believes, however, that is in the best interests of our stockholders to provide the Company with additional time to complete a Business Combination.

Q.	Why should I vote for the Adjournment Proposal?
If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

Q.	How do the Gardiner Healthcare insiders intend to vote their shares?
A. All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all of the proposals.

Our directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased in the open market by our directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 1,336,563 founder shares, representing approximately 12.37% of our issued and outstanding common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date. In addition, Chardan Gardiner and CCMAUS each hold 370,125 founder shares and 349,562 founder shares, respectively. Jonas Grossman is the managing member of Chardan Gardiner, and as such has voting and investment discretion with respect to the common stock held of record by Chardan Gardiner and may be deemed to have beneficial ownership of the common stock held directly by Chardan Gardiner. Mr. Grossman disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Mohendra Moodley and James Garton are the directors of CCMAUS, and as such have voting and investment discretion with respect to the common stock held of record by CCMAUS and may be deemed to have beneficial ownership of the common stock held directly by CCMAUS. Messrs. Moodley and Garton disclaim any beneficial ownership of the reported common stock other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

Our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals. Any public shares held by affiliates of Gardiner Healthcare may be voted in favor of the proposals.

Q.	What vote is required to approve each of the proposals?
A. Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Q.	What if I don’t want to vote for the Charter Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal?
A. If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the related extensions are implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Q.	Will you seek any further extensions to liquidate the trust account?
A. Other than the extensions until the July 27, 2023 (or up to December 27, 2023, as applicable) as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate a Business Combination. We have provided that all holders of public shares, including those who vote for the Extension Proposals, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for June [•], 2023. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future Business Combinations, or, if we do not consummate a Business Combination by July 27, 2023 (or up to December 27, 2023, as applicable), such holders shall be entitled to their pro rata portion of the trust account on such date.

Q.	What happens if the Charter Amendment is not approved?
A. If the Charter Amendment is not approved and we have not consummated a business combination by June 27, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their private shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. To the extent possible, we will pay the costs of liquidation from our remaining assets outside of the trust account.

Q.	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?
A. If the Charter Amendment Proposal is approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time we must complete a Business Combination until July 27, 2023 (or up to December 27, 2023, as applicable). If the Trust Amendment Proposal is approved, we will execute an amendment to Trust Agreement in the form of Annex B hereto. We will remain a reporting company under the Exchange Act, and our units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by July 27, 2023 (or up to December 27, 2023, as applicable).

If the Extension Proposals are approved and implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. We cannot predict the amount that will remain in the trust account if the Extension Proposals are approved and implemented, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of March 31, 2023. However, we will not proceed with the extensions relating to the Extension Proposals if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q.	Would I still be able to exercise my redemption rights if I vote against a proposed business combination?
A. Unless you elect to redeem all of your shares, you will be able to vote on any Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of a Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in the charter.

Q.	How do I change my vote?
A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Gardiner Healthcare’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902.

Q.	How are votes counted?
A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?
A. With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

Q.	What is a quorum requirement?
A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the proposals if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?
A. Only holders of record of our common stock at the close of business on [•], 2023, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, [•] shares of common stock, including [•] public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How does the Board recommend I vote?
A. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are fair to and in the best interests of the Company and our stockholders. The Board recommends that our stockholders vote “FOR” each of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the proposals?
A. Gardiner Healthcare’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of Gardiner Healthcare’s Directors and Officers.”

Q.	What if I object to the Charter Amendment, Trust Amendment Proposal, and the Adjournment Proposal? Do I have appraisal rights?
A. If you do not want the Charter Amendment Proposal and Trust Amendment Proposal to be approved, you must vote against such proposals, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future Business Combination we propose. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment or the Trust Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we have not completed a business combination by July 27, 2023 (or up to December 27, 2023, as applicable). Our stockholders do not have appraisal rights in connection with the Charter Amendment, Trust Amendment Proposal, or Adjournment Proposal under the DGCL.

Q.	What happens to the Gardiner Healthcare warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?
A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by June 27, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Q.	What happens to the Gardiner Healthcare warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?
A. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will continue our efforts to consummate a Business Combination until July 27, 2023 (or up to December 27, 2023, as applicable), and will retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms.

Q.	What do I need to do now?
A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?
A. If you are a holder of record of our common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I redeem my shares of Gardiner Healthcare common stock?
A. If the Extension Proposals are approved and implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by July 27, 2023 (or up to December 27, 2023, as applicable).

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.	What should I do if I receive more than one set of voting materials?
A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who is paying for this proxy solicitation?
A. We will pay for the entire cost of soliciting proxies. We have also retained Morrow Sodali LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Morrow Sodali LLC will be paid by us. We estimate that our proxy solicitor fees will be approximately $[•] plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Where do I find the voting results of the special meeting?
A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, we are required to file with the SEC within four business days following the special meeting.

Q.	Who can help answer my questions?
A. If you have questions, you may write or call Gardiner Healthcare’s proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: [•]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “predict,” “project,” “should,” “would” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.
These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:
•	the ability of the Company to effect the Charter Amendment or Trust Amendment or consummate a Business Combination;
•	unanticipated delays in the distribution of the funds from the trust account;
•	claims by third parties against the trust account;
•
in connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management of the Company determined that the liquidity conditions raise substantial doubt about the Company’s ability to continue as a going concern through one year from the date that its annual financial statements were issued on April 17, 2023 as part of its Annual Report on Form 10-K; and

•	the ability of the Company to finance and consummate a Business Combination.
You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated December 21, 2021 (Registration No. 333-260422), our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND
The Company
We are a blank check company incorporated as a Delaware corporation on March 25, 2021, whose business purpose is to enter into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.
On December 27, 2021, we consummated our IPO of 7,500,000 units at a price of $10.00 per unit, generating gross proceeds of $75,000,000. Each unit consists of one share of common stock and one redeemable warrant (“public warrant”), with each public warrant entitling the holder thereof to purchase one share of common stock at a price of $11.50 per share. On December 29, 2021, the underwriter exercised its over-allotment option in full, resulting in our issuance of an additional 1,125,000 units at a public offering price of $10.00 per unit. After giving effect to the exercise and close of the over-allotment option, an aggregate of 8,625,000 units were issued in the IPO, with aggregate gross proceeds of $86,250,000.
Our units began trading on December 21, 2021 on the Nasdaq Global Market (“Nasdaq”) under the symbol “GDNRU.” Commencing on January 13, 2022, the shares of common stock and warrants comprising the units began separate trading on Nasdaq under the symbols “GDNR” and “GDNRW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “GDNRU.”
On March 25, 2021, Gardiner Sponsor purchased 2,156,250 founder shares from us for $25,000, or approximately $0.012 per share. On April 9, 2021, Gardiner Sponsor sold (i) 388,125 founder shares to Chardan Gardiner and (ii) 366,562 founder shares to CCMAUS, in each case, for approximately $0.012 per share, resulting in Gardiner Sponsor holding a balance of 1,401,563 founder shares. On October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 50,000 founder shares to Mr. Linton and Mr. Sciavolino, with each receiving 25,000 founder shares. On October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 25,000 founder shares to Mr. Ryan. Additionally, on October 15, 2021, Gardiner Sponsor, Chardan Gardiner and CCMAUS collectively granted 25,000 founder shares to Mr. Rossen. As a result, Gardiner Sponsor, Chardan Gardiner, and CCMAUS respectively hold 1,336,563 founder shares, 370,125 founder shares, and 349,562 founder shares.
Simultaneously with the closing its initial public offering, the Company consummated the sale of 4,450,000 private placement warrants (“Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to the Company’s Co-Sponsors, Gardiner Sponsor, Chardan Gardiner, and CCMAUS, generating gross proceeds of $4,450,000. Simultaneously with the exercise of the over-allotment option, the Company consummated the private sale (the “Additional Private Sale”) of (i) an additional 295,313 Private Placement Warrants to Gardiner Sponsor (the “Additional Gardiner Healthcare Warrants”) at a price of $1.00 per additional Private Placement Warrant, (ii) an additional 50,624 Private Placement Warrants to Chardan Gardiner (the “Additional Chardan Gardiner Warrants”) at a price of $1.00 per additional Private Placement Warrant, and (iii) an additional 47,813 Private Placement Warrants to CCMAUS (the “Additional CCMAUS Warrants”; together with the Additional Gardiner Healthcare Warrants and the Additional Chardan Gardiner Warrants, collectively, the “Additional Private Placement Warrants”) at a price of $1.00 per Additional Private Placement Warrant, generating additional gross proceeds of $393,750.
Following our initial public offering, a total of $87,112,500 from the net proceeds of the sale of the units in our initial public offering and the sale of the private placements, including as a result of the full exercise of the underwriters’ over-allotment option, was placed in the trust account established for the benefit of our public stockholders, with Continental Stock Transfer & Trust Company acting as trustee.
Subsequently, in connection with the extension amendment proposal during our special meeting of the stockholders on December 21, 2022, certain stockholders who owned shares of our common stock issued in our IPO elected to redeem all or a portion of their public shares. For stockholders who elected to redeem, the redemption for a per-share price, payable in cash, was equal to the aggregate amount then on deposit in the Company’s trust account, including interest (which interest was net of taxes payable), divided by the number of then outstanding public shares. As of December 21, 2022, after giving effect to the redemption, there were 4,091,822 shares of common stock, par value $0.0001 per share, issued and outstanding. As of March 31, 2023, we had approximately $20,277,272 (including interest but less the funds used to pay taxes) in the trust account.

The mailing address of our principal executive office is 3107 Warrington Road, Shaker Heights, Ohio 44120, and our telephone number is (216) 633-6708.
The Special Meeting
Date, Time and Place. The special meeting of stockholders will be held on June [•], 2023 at 10:00 a.m., Eastern time, via live webcast at [•], or at such other date, time and/or place as shall be determined by one or more of the executive officers of the Company.
Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on [•], 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.
Votes Required. Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.
Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy.
With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
At the close of business on the record date, there were [•] outstanding shares of common stock, including [•] public shares, each of which entitles its holder to cast one vote per proposal.
If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the trust account in the event the extensions relating to the Extension Proposals are implemented, which will be paid shortly after the special meeting scheduled for June [•], 2023, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal and Trust Amendment Proposal or abstain.
Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.
We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $[•], as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 – THE CHARTER AMENDMENT PROPOSAL
The Charter Amendment
We are proposing to amend our charter to allow us to extend the Combination Period for an additional one (1) month, from June 27, 2023 to July 27, 2023, by depositing into the trust account the Extension Payment for the one-month extension, and thereafter to extend the Combination Period up to five (5) times by an additional one month each time (or up to December 27, 2023) by depositing into the trust account $100,000 for each one month additional extension. The approval of the Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow us more time to complete a Business Combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the extensions. A copy of the proposed amendment to the charter of the Company to effectuate the extension is attached to this proxy statement as Annex A.
All holders of our public shares, whether they vote for or against the Charter Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension Proposals are approved and related extensions are implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.
Reasons for the Charter Amendment
Our charter provides that we have until up to June 27, 2023 to complete a Business Combination, if we extend the Combination Period on a monthly basis, by depositing into the trust account One Hundred Thousand dollars ($100,000) for each monthly extension. As of date of filing of this proxy statement, we have extended the Combination Period until [May] 27, 2023. Our Trust Agreement also provides that we have the right to extend the period of time to consummate a Business Combination on a monthly basis (up to June 27, 2023) by depositing into the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, $100,000 for each such one-month extension. If the Charter Amendment Proposal is approved, we will instead have the right to extend the Combination Period for an additional one (1) month, from June 27, 2023 to July 27, 2023, by depositing into the trust account the Extension Payment for the one-month extension, and thereafter to extend the Combination Period up to five (5) times by an additional one month each time (up to December 27, 2023) by depositing into the trust account $100,000 for each additional one month extension.
Our Board believes that there will not be sufficient time before June 27, 2023 to allow us to consummate a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. Accordingly, we have determined to seek stockholder approval to extend the time for closing a Business Combination beyond June 27, 2023 to July 27, 2023 (and up to December 27, 2023, as applicable). The Company and our officers and directors agreed that we would not seek to amend our charter to allow for a longer period of time to complete a business combination unless we provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment.
If the Charter Amendment is Not Approved
If the Charter Amendment is not approved by June 27, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their private shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.
If the Charter Amendment is not approved, the trust account will be liquidated as described above.
If the Charter Amendment is Approved
If the Charter Amendment and the Trust Amendment are approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination until July 27, 2023 (or up to December 27, 2023, as applicable). We will remain a reporting company under the Exchange Act, and our units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by July 27, 2023 (or up to December 27, 2023, as applicable).
You are not being asked to vote on any Business Combination at this time. If the Extension Proposals are approved and the related extensions implemented and you do not elect to redeem your public shares in connection therewith, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by July 27, 2023 (or up to December 27, 2023, as applicable).
If the Charter Amendment Proposal is approved, and the related extensions are implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of March 31, 2023. However, we will not proceed with the extensions related to the Extension Proposals if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.
Redemption Rights
If the Charter Amendment Proposal is approved, and the related extensions are implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a Business Combination by July 27, 2023 (or up to December 27, 2023, as applicable).
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON JUNE [•], 2023. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of March 31, 2023, this amount is estimated to be approximately $[10.46] per share as of such date. The closing price of the common stock on May 17, 2023, the most recent closing price, was $10.53.
If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to the vote on the Charter Amendment. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.
In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
Possible Claims Against and Impairment of the Trust Account
To protect amounts held in the trust account, Gardiner Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.10 per share due to reductions in the value of the trust assets, in each case less taxes payable, provided that such liability will not apply to any claims by a third-party who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked Gardiner Sponsor to reserve for such indemnification obligations, nor have we independently verified whether Gardiner Sponsor has sufficient funds to satisfy their indemnity obligations and we believe that Gardiner Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that Gardiner Sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $[•] (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, we cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $[•], plus interest, due to unforeseen claims of potential creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our taxes, including franchise and income taxes payable.
In the event that the proceeds in the trust account are reduced below $10.10 per public share and Gardiner Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Gardiner Sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Gardiner Sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $[•] per share.
Required Vote
Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.
All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal.
In addition, the Co-Sponsors, initial stockholders, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of our Co-Sponsors, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.
Neither Gardiner Sponsor nor Chardan Gardiner is controlled by or has substantial ties with a non-U.S. person, except Gardiner Sponsor’s relationship with CCMAUS. CCMAUS is an Australian company. Mr. Pelletier, who is the Company’s Chief Executive Officer, is a Canadian citizen. We do not expect the Company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by June 27, 2023 (or July 27, 2023 (or up to December 27, 2023, as applicable) if the Charter Amendment Proposal and the Trust Amendment Proposal are approved) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and whether the Charter Amendment Proposal and the Trust Amendment Proposal have been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Interests of the Company’s Directors and Executive Officers
When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If the Charter Amendment Proposal is not approved by June 27, 2023, in accordance with our charter, the private shares and the private warrants, which were acquired directly from us, will be worthless;

•
In connection with the IPO, our Co-Sponsors agreed that they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

•
All rights specified in our charter relating to the right of officers and directors to be indemnified by the Company, and of our executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any Business Combination. If a Business Combination is not approved and we liquidate, we will not be able to perform its obligations to its officers and directors under those provisions;

•
All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•
Our executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and Business Combinations. However, if we fail to obtain approval of the Extension Proposals, they will not have any claim against the trust account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if a Business Combination is not completed; and

•
We have entered into an Administrative Services Agreement with Gardiner Sponsor, pursuant to which we pay $10,000 per month for general and administrative services, including office space, utilities and secretarial support. Upon the earlier of completion of a business combination or liquidation, we will cease paying these monthly fees. Accordingly, Gardiner Sponsor may receive payments in excess of the 12 payments originally contemplated, if the Charter Amendment Proposal is approved.
Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment is in the best interests of the Company and or stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment.
Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 – THE TRUST AMENDMENT PROPOSAL
In connection with the IPO, funds were placed in the trust account governed by the Trust Agreement. A portion of such funds were used to pay applicable stockholders in relation to stock redemption elections made by such stockholder in conjunction with our December 2022 stockholder meeting. On March 31, 2023, a total of $20,277,272 was held in the trust account. The Trust Agreement provides that if a Business Combination has not been consummated by the end of the current Combination Period, we may, by resolution of our board of directors if requested by our insiders or their affiliates, extend the period of time to consummate a Business Combination up to six times by an additional one month each time (up to June 27, 2022); provided that, pursuant to our charter, the only way to extend the time available for us to consummate our initial Business Combination is for our insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable monthly deadline, to deposit into the trust account $100,000 on or prior to the date of the applicable deadline.
Reasons for the Trust Amendment
If a Business Combination is not consummated by June 27, 2023, the trust account is to be liquidated and its proceeds are to be distributed to our public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 65% of our outstanding shares of common stock.
Our Board has determined that there is not sufficient time before June 27, 2023 to consummate a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in its charter. Accordingly, our Board believes that in order to successfully complete a Business Combination, it is appropriate to request approval of the Extension Proposals.
We are proposing to amend the Trust Agreement to extend the liquidation date from June 27, 2023 to July 27, 2023 (or up to December 27, 2023, as applicable).
The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation of the trust account to match July 27, 2023 (or up to December 27, 2023, as applicable) if the Charter Amendment is approved. The Trust Amendment is necessary in conjunction with the Charter Amendment because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Charter Amendment was not approved.
Approval of the Trust Amendment Proposal is a condition to the implementation of the related extensions.
A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.
If the Trust Amendment is Not Approved
If the Trust Amendment is not approved by June 27, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their private shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

If the Trust Amendment is Approved
If the Charter Amendment and the Trust Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the trust account will not be disbursed except to the extent any redemptions are made in connection with the special meeting, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by July 27, 2023 (or up to December 27, 2023, as applicable). We will then continue to work to consummate a Business Combination by July 27, 2023 (or up to December 27, 2023, as applicable).
Required Vote
Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.
All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal.
Recommendation
Our Board has determined that the Trust Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment.
Our Board recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL
Reasons for the Adjournment Proposal
The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Charter Amendment Proposal and the Trust Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.
If the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.
Required Vote
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Adjournment Proposal.
Recommendation
Our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Adjournment Proposal.
Our Board recommends that you vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of May 18, 2023, with respect to the beneficial ownership of our common stock held by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers and directors that beneficially owns shares of common stock; and
•	all our executive officers and directors as a group.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants included in our units or the private warrants as these warrants are not convertible or exercisable within 60 days of [•], 2023.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Gardiner Healthcare Holdings, LLC(1)(2)	1,336,563	32.7%
Marc F. Pelletier(1)	—	—
David P. Jenkins(1)	—	—
Paul R. McGuirk(1)	—	—
Janelle R. Anderson(1)	—	—
Frank C. Sciavolino(1)(3)	25,000	*
James P. Linton(1)(3)	25,000	*
Thomas F. Ryan, Jr.(1)(3)	25,000	*
Matthew Rossen(1)(3)	25,000	*
All executive officers and directors as a group (8 individuals)	100,000	*
Holders of 5% or more of our common stock
Saba Capital Management GP, LLC; Saba Capital Management, L.P.; and Mr. Boaz Weinstein(4)	600,000	14.7%
MMCAP International Inc. SPC, and MM Asset Management Inc.(5)	550,000	13.4%
Owl Creek Asset Management, L.P. and Jeffrey A. Altman(6)	213,125	5.2%
*	Less than 1%.
(1)	The business address of each of the individuals is c/o Gardiner Healthcare Acquisitions Corp., 3107 Warrington Road, Shaker Heights, Ohio 44120.
(2)
Gardiner Sponsor is the record holder of such shares. The business address of Gardiner Sponsor is 3107 Warrington Road, Shaker Heights, Ohio 44120. Gardiner Sponsor is a wholly-owned subsidiary of, and is managed by, Gardiner Founder, LLC (“Gardiner Founder”). Gardiner Founder is controlled by a board of managers that includes Messrs. Pelletier, McGuirk and Sciavolino. Messrs. Pelletier, McGuirk and Sciavolino are the three managers of Gardiner Founder. Any action by Gardiner Sponsor with respect to the founder shares held by it, including voting and dispositive decisions are made by a majority vote of the board of managers of Gardiner Founder. Accordingly, under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of Gardiner Founder’s managers, none of the managers of Gardiner Founder is deemed to be a beneficial owner of Gardiner Founder’s securities, except to the extent of any pecuniary interest they may have therein.

(3)	For each of Messrs. Sciavolino, Linton, Ryan and Rossen, the founder shares held include founder shares directly held by such individuals through stock grants for serving as an independent director.
(4)
Based solely on the Schedule 13G filed by Saba Capital Management GP, LLC; Saba Capital Management, L.P.; and Mr. Boaz Weinstein with the Securities and Exchange Commission on December 30, 2021, pursuant to a Joint Filing Agreement, dated December 30, 2021, among such reporting persons, pursuant to which they agreed to file the Schedule 13G. The principal business address for each such security holder is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

(5)
Based solely on the Schedule 13G/A filed by MMCAP International Inc. SPC and MM Asset Management Inc. with the Securities and Exchange Commission on February 14, 2023. The address for MMCAP International Inc. SPC is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands, and the address for MM Asset Management Inc. is 161 Bay Street, TD Canada Trust Tower Ste 2240, Toronto, ON M5J 2S1 Canada.

(6)
Based solely on the Schedule 13G filed by Owl Creek Asset Management, L.P. and Jeffrey A. Altman with the Securities and Exchange Commission on February 9, 2023, pursuant to a Joint Filing Agreement, dated February 9, 2023, among such reporting persons, pursuant to which they agreed to file the Schedule 13G. The principal business address of each such security holder is 640 Fifth Avenue, 20th Floor, New York, NY 10019.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Gardiner Healthcare’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford CT, 06902, telephone number: (800) 662-5200, email: [•]; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC at (203) 658-9400.
WHERE YOU CAN FIND MORE INFORMATION
We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.
Any requests for copies of information, reports or other filings with the SEC should be directed to Gardiner Healthcare Acquisitions Corp., 3107 Warrington Road, Shaker Heights, OH 44120, Attention: Marc F. Pelletier, Chief Executive Officer.
In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [•], 2023.

ANNEX A

PROPOSED FORM OF
SECOND CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GARDINER HEALTHCARE ACQUISITIONS CORP.

June [•], 2023
Gardiner Healthcare Acquisitions Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1. The name of the Corporation is “Gardiner Healthcare Acquisitions Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 25, 2021. The Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on December 21, 2021, and was amended by a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as filed with the Secretary of State of the State of Delaware on December 21, 2022.
2. This Second Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) amends the Amended and Restated Certificate, as amended.
3. This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.
4. The text of Section 9.1(b) is hereby amended and restated to read in full as follows:
“(b)  Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds resulting from the exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on October 22, 2021, as amended (the “Registration Statement”), were deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by July 27, 2023 (or up to December 27, 2023, as applicable) subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate, as amended (A) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by July 27, 2023 (or up to December 27, 2023, as applicable) or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Gardiner Healthcare Holdings, LLC, Chardan Gardiner LLC, CCMAUS Pty Ltd (collectively the “Co-Sponsors”) or the officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” On June [20], 2023, the Corporation’s Stockholders approved an extension of the deadline to consummate an initial Business Combination from June 27, 2023 to July 27, 2023 (or up to December 27, 2023), which extension is implemented by the deposit of a $100,000 extension payment into the Trust Account. In the event that the Corporation has not consummated an initial Business Combination by July 27, 2023, the Corporation may, by resolution of the Board if requested by one or more of the Corporation’s insiders or their affiliates, extend the period of time to consummate a Business Combination up to five (5) times by an additional month each time (or up to December 27, 2023); provided that, pursuant to the Investment Management Trust Agreement entered into between the Corporation and Continental Stock Transfer & Trust Company on December 21, 2021, as amended, the only way to extend the time available for the Corporation to consummate its initial Business Combination is for the Corporation’s insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the Trust Account $100,000 (or an aggregate of an additional $500,000 if the time to consummate a Business Combination is extended to December 27, 2023), on or prior to the date of the applicable deadline.”
5. The text of Section 9.2(d) is hereby amended and restated to read in full as follows:
“(d)  In the event that the Corporation has not completed an initial Business Combination by July 27, 2023 (or up to December 27, 2023, as applicable), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.”
6. The text of Section 9.7 is hereby amended and restated to read in full as follows:
“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or amendments to this Amended and Restated Certificate, as amended, prior thereto or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination by July 27, 2023 (or up to December 27, 2023, as applicable) or with respect to any other provision thereof relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of the then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

IN WITNESS WHEREOF, Gardiner Healthcare Acquisitions Corp. has caused this Second Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.
GARDINER HEALTHCARE ACQUISITIONS CORP.

By:
Name: Marc F. Pelletier
Title: Chief Executive Officer

ANNEX B
PROPOSED SECOND AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS SECOND AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of June [•], 2023, by and between Gardiner Healthcare Acquisitions Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated December 21, 2021, by and between the parties hereto, as amended by that certain Amendment to the Investment Management Trust Agreement, dated December 21, 2022, by and between the parties hereto (the “Trust Agreement”).
WHEREAS, proceeds were placed in the Trust Account from the IPO and sale of private warrants and a balance of $20,277,272 was in the Trust Account as of March 31, 2023 (after accounting for redemptions relating to the Company’s December 2022 special meeting of stockholders); and
WHEREAS, the period for completing the Business Combination was previously extended to June 27, 2023; and
WHEREAS, the parties wish to amend the third recital to the Trust Agreement to provide that if a Business Combination is not consummated by June 27, 2023 the Company may extend the period to consummate a Business Combination to July 27, 2023, subject to one or more of the Company’s sponsors, other insiders or their affiliates or designee depositing the amount of $100,000 into the Trust Account no later than June 27, 2023, and thereafter upon the request of one or more of the Company’s Sponsors, other insiders or their affiliates, the period to consummate a Business Combination may be extended up to five (5) times by an additional one month each time (or up to December 27, 2023) by depositing into the Trust Account $100,000 for each additional one month extension; and
WHEREAS, Section 6(d) of the Trust Agreement provides the Trust Agreement may only be amended with the approval of the holders of 65% or more of all of the outstanding shares of Common Stock (the “Consent of the Stockholders”);
WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and
WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Amendments to Trust Agreement.
(a) The third recital to the Trust Agreement is hereby amended and restated as follows:
WHEREAS, if a Business Combination (as defined herein) is not consummated by June 27, 2023 the Company may extend the period to consummate a Business Combination to July 27, 2023, subject to one or more of the Company’s sponsors, other insiders or their affiliates (a “Sponsor”) or designee depositing the amount of $100,000 into the Trust Account no later than June 27, 2023, and thereafter upon the request of a Sponsor, the period to consummate a Business Combination (the “Deadline”) may be extended up to five (5) times by an additional one month each time (or up to December 27, 2023) by depositing into the Trust Account $100,000 for each additional one month extension (each, and collectively, an “Extension”); and
2. Miscellaneous Provisions.
2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.
2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or
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unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.
2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.
2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.
2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.
[Signature Page to Follow]
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IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.
GARDINER HEALTHCARE ACQUISITIONS CORP.

By:
Name:	Marc F. Pelletier
Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE

By:
Name:
Title:
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